TRANSAMERICA PARTNERS FUNDS GROUP

Transamerica Partners Money Market

TRANSAMERICA PARTNERS FUND GROUP II

Transamerica Partners Institutional Money Market

(each, a “Portfolio,” and together, the “Portfolios”)

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

In response to recent amendments to Rule 2a-7 under the Investment Company Act of 1940 passed by the Securities and Exchange Commission, the Board of Trustees of each Portfolio has approved changes to the Portfolio’s investment objectives and principal investment strategies that will allow the Portfolio to operate as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreement that are fully collateralized by U.S. government securities or cash.

Each Portfolio’s operation as government money market fund will result in its shareholders having continued access to a money market fund which seeks to maintain a stable but not fixed net asset value. As a government money market fund, each Portfolio may allow retail and institutional investors in the Portfolio. Additionally, the Portfolios will not be required to impose liquidity fees and/or redemption gates, and have no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees of each Portfolio reserves the right to impose liquidity fees and/or redemption gates in the future.

Effective on or about May 1, 2016:

•	Transamerica Partners Money Market will change its name to Transamerica Partners Government Money Market.

•	Transamerica Partners Institutional Money Market will change its name to Transamerica Partners Institutional Government Money Market.

•	Each Portfolio’s investment objective will be deleted in its entirety and replaced with the following:

INVESTMENT OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•	The following information will supplement and supersede any contrary information contained in each Portfolio’s principal investment strategies:

The portfolio invests in securities through an underlying master fund having the same investment goals and strategies.

The portfolio is a government money market fund. The portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

•	The investment advisory fee payable to the portfolio’s investment adviser, Transamerica Asset Management, Inc., based on the portfolio’s average daily net assets will be reduced to 0.25% on the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion.

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Investors Should Retain this Supplement for Future Reference

December 30, 2015